Exhibit 21.1

IQVIA Holdings Inc.

Subsidiary Listing - as of 12/31/2019

Jurisdiction or
Subsidiary	State of Organization
159 Solutions LLC	California
159 Technology Solutions Private Ltd	India
AECIO IT Solutions India Private Ltd.	India
Albatross Financial Solutions Limited	United Kingdom
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
Appature, Inc.	Washington
Ardentia International Limited	United Kingdom
Ascott Sales Integration Pty Ltd	Australia
Asesorias IQVIA Solutions Chile Limitada	Chile
Asophäre GmbH	Germany
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Battaerd Mansley (Proprietary) Limited	South Africa
Battaerd Mansley Pty. Ltd.	Australia
Benefit Holding, Inc.	North Carolina
BioFortis, LLC	Delaware
BuzzeoPDMA LLC	Delaware
Cambridge Pharma Consultancy Limited	United Kingdom
Cambridge Pharma Consultancy, Inc.	Delaware
Capionis SARL	France
CDS - Center de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit (India) Services Private Company Limited	India
Cenduit GmbH	Switzerland
Cenduit Holdings, LLC	Delaware
Cenduit Japan GK	Japan
Cenduit Limited	United Kingdom
Cenduit LLC	Delaware
Cenduit Mauritius Holdings Company	Mauritius
Clinical Financial Services, LLC	Pennsylvania
Clinical Insorcing Solutions S. de R.L. de C.V.	Mexico
Clinical Lab Minority Shareholder Limited	United Kingdom
ClinTec Austria GmbH	Austria
ClinTec Egypt LLC	Egypt
ClinTec Gesellschaft fur Klinische Entwicklung GmbH	Germany
ClinTec International (Pty) Ltd.	South Africa
ClinTec International (Thailand) Limited N/A	Thailand
ClinTec International AG	Switzerland
ClinTec International Belgium BVBA	Belgium
ClinTec International Bulgaria OOD	Bulgaria

ClinTec International Co., Ltd.	South Korea
ClinTec International Denmark ApS	Demark
ClinTec International doo	Serbia
ClinTec International Hong Kong Limited	Hong Kong
ClinTec International Hungary Kft	Hungary
ClinTec International Inc.	Delaware
ClinTec International Italy S.r.l.	Italy
ClinTec International K.K.	Japan
ClinTec International Limited	Kenya
ClinTec International Limited	New Zealand
ClinTec International Limited	Taiwan
ClinTec International LLC	Ukraine
ClinTec International Ltd	Netherlands
ClinTec International Ltd, UK, Filial Sverige	Sweden
ClinTec International Ltd.	England
ClinTec International Norway AS	Norway
ClinTec International Off-Shore S.A.L.	Lebanon
ClinTec International OY	Finland
Clintec International Pharmaceutical Services Ltd	Israel
ClinTec International Pte Ltd	Singapore
ClinTec International Pty Ltd	Australia
ClinTec International Romania S.R.L.	Romania
ClinTec International RUS LLC	Russia
ClinTec International s.r.o.	Czech Republic
ClinTec International SARL	France
ClinTec International Services Inc.	Canada
ClinTec International SL	Spain
ClinTec International sp. z.o.o.	Poland
ClinTec Luxembourg S.A.	Luxembourg
ClinTec Turkey Medikal ve Farmasotik Hizmetler Ticaret Limited Sirketi	Turkey
ClinTech Ireland International Research Limited	Ireland
CRM Health Korea Ltd.	Korea
CSD Health Korea Ltd.	Korea
CT Clinical Portugal Unipessoal LDA	Portugal
CT Clinical Services EOOD	Bulgaria
CT Consulting Inc.	Philippines
Data Niche Associates, Inc.	Illinois
Dataline Software Limited	United Kingdom
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
Dimensions Healthcare LLC	Abu Dhabi

Drug Dev Inc.	Delaware
DrugDev Limited	United Kingdom
EA Institute L.L.C.	Delaware
Enterprise Associates, LLC	Delaware
Epernicus, LLC	Delaware
EPS Research Limited	United Kingdom
EPS Software Limited	United Kingdom
Exepi SAS	France
Forcea NV	Belgium
Foresight Group International UK LTD	United Kingdom
Foresight IT Solutions Consulting India Private Limited	India
GCE Clin Solutions Limited	United Kingdom
GCE Global Solutions, LLC	Delaware
GCE Solutions B.V.	Netherlands
GCE Solutions GmbH	Germany
GCE Solutions Inc.	Canada
GCE Solutions International, LLC	Delaware
GCE Solutions US, LLC	Delaware
GCE Solutions, GmbH	Switzerland
GCE Solutions, P.L.	South Africa
GCE Solutions, S. de R.L. de C.V.	Mexico
genae Americas, Inc.	Delaware
genae Associates NV	Belgium
genae Germany GmbH	Germany
genae International AG	Switzerland
Global Crown Investment Limited	Hong Kong
Grace Data Corporation	Nebraska
Gunjan Cutting Edge Solutions, Inc.	Georgia
Highpoint Solutions, LLC	Pennsylvania
Highpoint Solutions, LLC	Switzerland
Hospital Marketing Services Ltd.	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom
Iasist Portugal, Consultadoria na Área de Saúde, Unipessoal, Lda	Portugal
Iasist SAU Agencia en Chile	Chile
Iasist Sociedad Anonima Unipersonal	Spain
iGuard, Inc.	North Carolina
Impact RX, LLC	South Africa
IMS Health Korea Ltd	Korea
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS AB	Sweden
IMS Health (Australia) Partnership	Australia
IMS Health Bangladesh Limited	Bangladesh

IMS Health de Venezuela C.A.	Venezuela
IMS Health Egypt Limited	Egypt
IMS Health Group Limited	United Kingdom
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions India Private Ltd.	India
IMS Health Lanka (Private) Limited	Sri Lanka
IMS Health Networks Limited	United Kingdom
IMS Health Paraguay SRL	Paraguay
IMS Health Puerto Rico Inc.	Puerto Rico
IMS Health Surveys Limited	United Kingdom
IMS Health Technology Solutions Holdings AB	Sweden
IMS Health Technology Solutions Sweden AB	Sweden
IMS Health Technology TUNISIA	Tunisia
IMS Health Tunisia sarl	Tunisia
IMS Health Uruguay S.A.	Uruguay
IMS Holdings (U.K.) Limited	United Kingdom
IMS Hospital Group Limited	United Kingdom
IMS Information Solutions Medical Research Limited	United Kingdom
IMS Information Solutions UK Ltd.	United Kingdom
IMS International (Proprietary) Limited	South Africa
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Software Services Ltd.	Delaware
IMS Technology Solutions UK Limited	United Kingdom
Incarnus Malaysia Sdn Bhd	Malaysia
Infocus Health Limited	United Kingdom
Infopharm Ltd.	United Kingdom
Innovex Holdings I LLC	Delaware
Innovex Merger Corp.	North Carolina
Innovex Saglik Hizmetleri Arastirma ve Danismanlik Ticaret Limited Sirketi	Turkey
Innovex Saglik Urunleri Pazarlame ve Hizmet Danismanlik Anonim Sirketi	Turkey
Institute of Medical Communications NCO	Russia
Intercontinental Medical Statistics International, Ltd.	Delaware
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IQVA Romania S.R.L.	Romania
IQVIA Medical Development (Dalian) Co., Ltd.	China
IQVIA Solutions Pakistan (Private) Limited	Pakistan
IQVIA SOLUTIONS PHILIPPINES, INC.	Philippines
IQVIA (Thailand) Co. Ltd.	Thailand
IQVIA AB	Sweden
IQVIA Adriatic d.o.o. za Konzalting	Croatia
IQVIA AG	Switzerland

IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungs-gesellschaft mbH	Germany
IQVIA BioSciences Holdings LLC	Delaware
IQVIA Biotech LLC	Delaware
IQVIA Chinametrik inc.	Delaware
IQVIA Clinical AB	Sweden
IQVIA Commercial Consulting Sp. z.o.o.	Poland
IQVIA Commercial Deutschland GmbH	Germany
IQVIA COMMERCIAL FINANCE INC.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA Commercial India Holdings Corp.	Delaware
IQVIA Commercial Services LLC	Delaware
IQVIA Commercial Software GmbH	Germany
IQVIA Commercial Sp. z.o.o.	Poland
IQVIA Commercial Trading Corp.	Delaware
IQVIA Consulting and Information Services India Private Limited	India
IQVIA Consulting Solutions bvba	Belgium
IQVIA CSMS GmbH	Germany
IQVIA CSMS US Inc.	Delaware
IQVIA Finance Ireland Designated Activity Company	Ireland
IQVIA GOVERNMENT SOLUTIONS INC.	Delaware
IQVIA Hellas Technology Solutions S.A.	Greece
IQVIA Holdings France SAS	France
IQVIA IES (UK) Limited	United Kingdom
IQVIA IES Brasil Ltda.	Brazil
IQVIA IES DenmarkApS	Denmark
IQVIA IES Europe Limited	United Kingdom
IQVIA IES European Holdings	United Kingdom
IQVIA IES Italia S.r.l.	Italy
IQVIA IES Overseas Holdings Limited	United Kingdom
IQVIA IES OY	Finland
IQVIA IES Portugal Unipressoal Ltda.	Spain
IQVIA IES Portugal, Unipessoal Lda.	Portugal
IQVIA IES Puerto Rico Inc.	Puerto Rico
IQVIA II Technology Solutions Portugal, Unipessoal LDA	Portugal
IQVIA Inc.	Delaware
IQVIA Information Medical Statistics (Israel) Ltd.	Israel
IQVIA Information Solutions (China) Co., Ltd.	China
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Informations Solutions France SAS	France
IQVIA Istanbul Saglik Hizmetler Arastirma ve Danismanlik Limited Sirketi	Turkey

IQVIA Korea Co. Ltd.	Korea
IQVIA Lebanon S.A.R.L.	Lebanon
IQVIA LTD	United Kingdom
IQVIA Market Intelligence LLC	North Carolina
IQVIA Marktforschung GmbH	Austria
IQVIA Maroc SARL	Morocco
IQVIA Mauritius Holdings, Inc.	Mauritius
IQVIA Medical Communications & Consulting, Inc.	North Carolina
IQVIA Medical Education Inc.	New York
IQVIA Medical Radar AB	Sweden
IQVIA Operations France SAS	France
IQVIA Partners AS	Denmark
IQVIA Pharma Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA RDS (India) Private Limited	India
IQVIA RDS (Pty.) Limited	South Africa
IQVIA RDS (Shanghai) Co. Ltd.	China
IQVIA RDS AG	Switzerland
IQVIA RDS and Integrated Services Belgium NV	Belgium
IQVIA RDS Argentina S.A.	Argentina
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS BT Inc.	North Carolina
IQVIA RDS Bulgaria EOOD	Bulgaria
IQVIA RDS Canada ULC	Canada
IQVIA RDS Clindepharm (Pty.) Limited	South Africa
IQVIA RDS Colombia S.A.S.	Colombia
IQVIA RDS Costa Rica, S.A.	Costa Rica
IQVIA RDS Czech Republic, s.r.o.	Czech Republic
IQVIA RDS d.o.o. Beograd	Serbia
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS Egypt LLC	Egypt
IQVIA RDS ESTONIA OU	Estonia
IQVIA RDS Finland OY	Finland
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina
IQVIA RDS GmbH	Austria
IQVIA RDS GmbH	Germany
IQVIA RDS Guatemala S.A.	Guatemala

IQVIA RDS HELLAS Single Member Societe Anonyme	Greece
IQVIA RDS Holdings	United Kingdom
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS Israel Ltd.	Israel
IQVIA RDS Italy Srl	Italy
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Latvia SIA	Latvia
IQVIA RDS Magyarorszag Gyogyszerfejlesztesi es Tanacsado Kft.	Hungary
IQVIA RDS Malaysia Sdn. Bhd.	Malaysia
IQVIA RDS Netherlands BV	Netherlands
IQVIA RDS Panama Inc.	Panama
IQVIA RDS Peru S.r.l.	Peru
IQVIA RDS Philippines Inc.	Philippines
IQVIA RDS Poland Sp. Zoo	Poland
IQVIA RDS Pty. Limited	Australia
IQVIA RDS Slovakia s.r.o.	Slovakia
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Switzerland sarl	Switzerland
IQVIA RDS Taiwan Ltd.	Taiwan
IQVIA RDS Transfer LLC	Delaware
IQVIA RDS UAB	Lithuania
IQVIA RDS UK Holdings Ltd.	United Kingdom
IQVIA RDS Vietnam Limited Liability Company	Vietnam
IQVIA Research and Development Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Services Japan K.K.	Japan and Delaware
IQVIA Soluções de Tecnologia do Brasil Ltda	Brazil
IQVIA Solutions (NZ) Limited	New Zealand
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czech Republic
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Asia Pte. LTD.	Singapore
IQVIA Solutions Australia Holdings Pty. Ltd.	Australia
IQVIA Solutions Australia Pty. Ltd.	Australia
IQVIA Solutions B.V.	Netherlands
IQVIA Solutions Belgium S.P.R.L.	Belgium
IQVIA Solutions Bolivia S.R.L.	Bolivia
IQVIA Solutions Bulgaria EOOD	Bulgaria
IQVIA Solutions Canada Inc.	Canada
IQVIA Solutions Colombia S.A.	Colombia
IQVIA Solutions Consulting Myanmar Company Limited	Myanmar
IQVIA Solutions del Peru S.A.	Peru

IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions do Brasil Ltda.	Brazil
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd.	China
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd. Beijing Branch	China
IQVIA Solutions Finance B.V.	Netherlands
IQVIA Solutions Finance UK I Ltd.	United Kingdom
IQVIA Solutions Finance UK II Ltd.	United Kingdom
IQVIA Solutions Finance UK III Ltd.	United Kingdom
IQVIA Solutions Finance UK V Ltd.	United Kingdom
IQVIA Solutions Finland OY	Finland
IQVIA Solutions Global Holdings UK Ltd.	United Kingdom
IQVIA Solutions GmbH	Switzerland
IQVIA Solutions Holdings (Pty.) Ltd.	South Africa
IQVIA Solutions Hong Kong Limited	Hong Kong
IQVIA Solutions HQ Ltd.	United Kingdom
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Italy S.r.l.	Italy
IQVIA Solutions Japan K.K.	Japan and Delaware
IQVIA Solutions Kazakhstan LLC	Kazakhstan
IQVIA Solutions LLC	Russia
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA SOLUTIONS OPERATIONS CENTER PHLIPPINES INC.	Philippines
IQVIA Solutions Pharmaceutical SRL	Romania
IQVIA Solutions Portugal, Lda.	Portugal
IQVIA Solutions Regional Pte. Ltd.	Singapore
IQVIA Solutions Republica Dominicana, S.R.L.	Dominican Republic
IQVIA Solutions s.r.o.	Slovak Republic
IQVIA Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Sweden AB	Sweden
IQVIA Solutions TAIWAN LTD.	Taiwan
IQVIA Solutions UK Investments Ltd.	United Kingdom
IQVIA Solutions UK Limited	United Kingdom
IQVIA Staff Services Sp.A.	Italy
IQVIA Technology and Services AG	Switzerland
IQVIA Technology Services Ltd.	United Kingdom
IQVIA Technology Solutions (China) Co., Ltd.	China
IQVIA Technology Solutions Colombia Ltda.	Colombia
IQVIA Technology Solutions Egypt LLC	Egypt
IQVIA Technology Solutions Finland OY	Finland
IQVIA Technology Solutions Poland SP. z.o.o.	Poland
IQVIA Technology Solutions Romania Srl	Romania

IQVIA Technology Solutions s.r.o.	Czech Republic
IQVIA Technology Solutions s.r.o.	Slovak Republic
IQVIA Technology Solutions Ukraine LLC	Ukraine
IQVIA Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey
IQVIA Trading Management Inc.	Delaware
IQVIA Transportation Services Corp.	Delaware
IQVIA World Publications Ltd.	United Kingdom
IQVIA Zagreb d.o.o.	Croatia
Jäger Health Koln GmbH	Germany
Kun Tai Medical Development Hong Kong Limited	Hong Kong
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorio Commuq Pharma SL	Spain
Linguamatics Limited	United Kingdom
Linguamatics Solutions Incorporated	Delaware
Linguamatics Solutions Limited	United Kingdom
M&H Informatics (BD) LTD.	Bangladesh
Mecurial Insights Holding Pty. Ltd.	Australia
Mecurial Insights Pty. Ltd.	Australia
MedData Group, LLC	Massachusetts
MedicSense Ltd.	Israel
Medineos S.r.l.	Italy
Med-Vantage, Inc.	Delaware
Mercados Y Analisis, S.A.	Spain
Meridian Research Vietnam Ltd.	Vietnam
Nordisk Medicin Information AB	Sweden
Novasyte, LLC	California
Novella Clinical Ltd.	United Kingdom
Novex Pharma Gmbh	Germany
Novex Pharma Laboratorio S.L.	Spain
Novex Pharma Limited	United Kingdom
Nuevo Health Pty Ltd	Australia
Onkodatamed GmbH	Germany
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	United Kingdom
Outcome Sciences LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharma Strategy Group Ltd.	United Kingdom
Pharmadata s.r.o.	Slovak Republic
Pharmaforce, S.A. de C.V.	Mexico
PharmARC Consulting Services GmbH	Switzerland
PharmARC Inc.	New Jersey
Pilgrim Software Asia PVT, Ltd	Nepal

Polaris Management Partners LLC	New Jersey
Polaris Solutions Ltd.	Hong Kong
Polaris Solutions, LLC	New York
PR Editions S.A.S.	France
Primeum IQVIA SAS	France
Privacy Analytics Inc.	Canada
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
PT IQVIA Solutions Indonesia	Indonesia
PT Quintiles Indonesia	Indonesia
Pygargus AB	Sweden
Q Squared Solutions (Beijing) Co. Ltd.	China
Q Squared Solutions (India) Private Limited	India
Q Squared Solutions (Quest) Limited	United Kingdom
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions (Shanghai) Co. Ltd.	China
Q Squared Solutions B.V.	Netherlands
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Holdings B.V.	Netherlands
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions K.K.	Japan
Q Squared Solutions Limited	United Kingdom
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Proprietary Limited	South Africa
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Qcare Site Services, Inc.	North Carolina
QIMS Pharma Services SA DE CV	Mexico
Quintiles Benin Ltd.	Benin
Quintiles Clindata (Pty.) Limited	South Africa
Quintiles Clinical and Commercial Nigeria Limited	Nigeria
Quintiles Commercial Rus LLC	Russia
Quintiles Commercial South Africa (Pty) Limited	South Africa
Quintiles East Africa Limited	Kenya
Quintiles Finance Uruguay, S.r.l.	Uruguay
Quintiles Lanka Private Limited	Sri Lanka
Quintiles Medical Development (Shanghai) Co. Ltd.	China
Quintiles Mexico, S. DE R.L. DE C.V.	Mexico
Quintiles Phase One Clinical Trials India Private Limited	India
Quintiles Russia LLC	Russia

Quintiles Site Services, S.A.	Costa Rica
Quintiles South Africa (PTY.) Limited	South Africa
Quintiles UK (Japan Holdings) Limited	United Kingdom
Quintiles Ukraine	Ukraine
Quintiles West Africa Limited	Ghana
Radar Acquisition Blocker, Inc.	Delaware
Redsite Limited	United Kingdom
Reportive SA	France
RX India LLC	Delaware
Schwarzeck Verlag GmbH	Germany
Secureconsent, LLC	Delaware
Shanghai IMS Market Research Co. Ltd.	China
Source Informatics Limited	United Kingdom
Spartan Leasing Corporation	Delaware
Statfinn Oy	Finland
STI Technologies Limited	Canada
Strategique Sante	France
Targeted Molecular Diagnostics, LLC	Illinois
Tarius A/S	Denmark
Temas Srl - Società Unipersonale	Italy
TforG Connect BVBA	Belgium
TforG Support NV	Belgium
The Amundsen Group , Inc.	Massachusetts
Themis Limited	United Kingdom
UAB IQVIA Commercial	Lithuania
Valucentric Global Services GMBH	Switzerland
Valuemedica Research, LLC	Delaware
VCG&A Inc.	Massachusetts
VCG-Bio, Inc.	Delaware
Vivacity Health Pty. Ltd.	Australia